UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2016

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan

On March 15, 2016, Hovnanian Enterprises, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) at which the Company’s stockholders approved a further amended and restated 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (as so amended and restated, the “Amended Plan”), which had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to stockholder approval. The Amended Plan became effective as of the date of such stockholder approval.

The Amended Plan is substantially the same as the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (as amended through January 2014) (the “Existing Plan”), except that the Existing Plan has been amended and restated to increase by 9,100,000 the number of shares of common stock authorized for issuance thereunder. Certain clarifications were also made to the terms of the plan document to better conform with current practices.

The material features of the Amended Plan are described in the Company’s definitive Proxy Statement filed on February 1, 2016 in connection with the 2016 Annual Meeting, which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above and the incorporated description of the Amended Plan are qualified in their entirety by reference to the Amended Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its 2016 Annual Meeting on March 15, 2016 at 10:30 a.m., Eastern time, at the offices of Bilzin Sumberg Baena Price & Axelrod LLP, 1450 Brickell Avenue, 23rd Floor, Miami, FL 33131. The matters voted upon at the 2016 Annual Meeting and the final results of the votes were as follows:

(1)     Election of all directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified.   Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast. The elected directors were:

	Class A Common Stock				Class B Common Stock

	Votes For	Votes Against	Abstentions	Broker Non- Votes	Votes For	Votes Against	Abstentions	Broker Non- Votes

A. Hovnanian	42,532,888	1,988,986	132,064	63,554,907	150,744,846	2,671	0	10,227
R. Coutts	38,887,194	5,551,532	215,212	63,554,907	150,744,846	2,671	0	10,227
E. Kangas	38,887,795	5,550,706	215,437	63,554,907	150,744,846	2,671	0	10,227
J. Marengi	38,914,438	5,521,541	217,959	63,554,907	150,744,846	2,671	0	10,227
V. Pagano	43,173,661	1,264,560	215,717	63,554,907	150,744,846	2,471	200	10,227
J. Sorsby	42,329,494	2,104,771	219,673	63,554,907	150,744,846	2,671	0	10,227
S. Weinroth	37,476,194	6,961,260	216,484	63,554,907	150,744,846	2,671	0	10,227

(2)     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2016. Abstentions had no effect on the outcome because such shares were not considered votes cast.  There were no broker non-votes.

	Class A Common Stock	Class B Common Stock

Votes For	102,700,833	150,755,336
Votes Against	2,857,121	2,408
Abstentions	2,650,891	0
Broker Non-Votes	0	0

(3)     Approval of the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan. Broker non-votes had no effect on the outcome because such shares were not considered votes cast. Under the rules of the New York Stock Exchange, abstentions were considered votes cast and, therefore, had the same effect as a vote against the proposal.

	Class A Common Stock	Class B Common Stock

Votes For	39,048,690	150,732,306
Votes Against	5,292,222	14,711
Abstentions	313,026	500
Broker Non-Votes	63,554,907	10,227

(4)      Non-binding advisory vote on approval of compensation of the Company’s named executive officers as disclosed in the proxy statement.  Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

	Class A Common Stock	Class B Common Stock

Votes For	26,249,137	150,737,026
Votes Against	17,966,646	9,591
Abstentions	438,155	900
Broker Non-Votes	63,554,907	10,227

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1

2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed on February 1, 2016 (File No. 001-08551)).

Exhibit 99.1

The section entitled “Proposal 3 – Approval of the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on February 1, 2016 (File No. 001-08551)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)
By:	/s/ Michael Discafani
Name: Michael Discafani Title: Vice President, Corporate Counsel and Secretary

Date: March 16, 2016

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1

2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed on February 1, 2016 (File No. 001-08551)).

Exhibit 99.1

The section entitled “Proposal 3 – Approval of the 2012 Hovnanian Enterprises, Inc. Amended and Restated Stock Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on February 1, 2016 (File No. 001-08551)).